Exhbit 99.1



Certification  of Chief Executive Officer and Acting Chief Accounting Officer of
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Pangea  Petroleum  Corporation pursuant to Section 906 of the Sarbanes-Oxley Act
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of  1992  and  Section  1350  of  18  U.S.C.  63.
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      I, Charles B. Pollock, the Chief Executive Officer and Acting Chief
      Accounting Officer of Pangea Petroleum Corporation hereby certify that to my knowledge, Pangea Petroleum Corporation's periodic report on Form
      10-QSB for the period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of Pangea Petroleum Corporation.

Date:     August 19, 2002             /s/     __________________________________
                                              Charles  B.  Pollock,
                                              Chief  Executive  Officer  and
                                              Acting Chief Accounting Officer of
                                              Pangea  Petroleum  Corporation


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